UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/2013

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Emerging Markets Fund

ANNUAL REPORT May 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
35	Report of Independent Registered
Public Accounting Firm
36	Important Tax Information
37	Information About the Renewal of
the Fund’s Management Agreement
42	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2012, through May 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although a sustained global economic recovery generally gained traction over the second half of 2012, we more recently have seen reports of slower growth in some parts of the world as evidenced by declining commodity prices.The recent slowdown is due to a combination of factors, including the final months of recession in Europe, more restrictive U.S. fiscal policies stemming from sequestration, and some rebalancing in China. Consequently, global equity markets advanced strongly during the final months of 2012 when economic conditions seemed poised for improvement, but gains were more subdued, on average, over the first five months of 2013.

We believe the current subcycle of slower growth is likely to be temporary. We anticipate a mild acceleration of global economic growth near the end of 2013 and throughout 2014, fueled by aggressively stimulative monetary policies from central banks throughout the world. Some economists have expressed concern that low interest rates and quantitative easing programs may spark an acceleration of consumer price inflation, but we believe these fears are premature. In fact, the moderate pace of the recovery implies that inflation risks are limited, making it unlikely that central banks will adopt expansion-threatening, restrictive policies anytime soon. As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 17, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2012, through May 31, 2013, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2013, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 9.59%, Class C shares returned 8.67%, and Class I shares returned 9.89%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a 14.10% total return for the same period.2

Despite heightened volatility, emerging market equities generally advanced when global economic trends began to show some signs of improvement.The fund produced lower returns than its benchmark, mainly due to shortfalls in India, South Africa, and Mexico.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Economic Uncertainty Limited Market Gains

At the start of the reporting period, investor confidence in riskier markets was undermined by slowing growth in China, a subpar U.S. economic recovery, and an ongoing sovereign debt crisis in Europe. Some of these concerns soon moderated, however, when the head of the European Central Bank stated a firm commitment to supporting the euro and the United States demonstrated renewed economic

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

strength. In anticipation of greater stability in the regions’ key export markets, emerging market equities generally rallied during the fall of 2012, accounting for the bulk of the MSCI EM Index’s gains for the reporting period.

The rally faltered toward year-end, due primarily to disappointing macroeconomic developments in India and Brazil.While 2013 began on a positive note, the rally proved short-lived when sluggish demand for construction materials caused commodity prices to fall. In this environment, some of the MSCI EM Index’s components, such as Thailand, ended the reporting period with substantial gains, but others posted more modestly positive results, with some of the largest markets, such as China and India, either barely advancing or losing a modest amount of value over the first five months of the year.

Country Allocations Hindered Fund Performance

Although the fund participated to a significant degree in the emerging markets’ gains, its relative performance was undercut by overweighted exposure to India and Brazil, which lagged market averages. In India, the materials sector was hurt by declining commodity prices amid sluggish demand from China, hurting iron ore producer NMDC and steelmaker Steel Authority of India.Although underweighted exposure to South Africa helped the fund avoid some of the country’s weakness, our stock selection strategy proved disappointing, as furniture retailer JD Group and mining equipment manufacturer Murray & Roberts Holdings fared relatively poorly.

We had established underweighted exposure to Mexico’s stock market due to rich valuations, preventing the fund from participating more fully in market rallies. In addition, Mexican homebuilder Desarrolladora Homex,ADR was hurt by government efforts to encourage construction of high rise apartment buildings instead of single-family houses. From an industry group perspective, the consumer discretionary and consumer staples sectors proved particularly disappointing.

The fund achieved better results in South Korea, where telecommunications service providers SK Telecom and KT Corp. rallied from depressed levels as pricing competition eased. Korean beverages producer Hite Jinro and construction firm Hyundai Development benefited from declining input costs and rising infrastructure spending, respectively. In the United Arab Emirates, Dubai-based developer Emaar Properties advanced along with the city’s economic health. Chinese industrial companies and utilities gained value when the country’s economy avoided a “hard landing,” benefiting China Railway Group, Cl. H, toll-road operator Zhejiang Expressway, Cl. H, and electric utilities China Power International Development and Huaneng Power International, ADR. From an industry group perspective, the fund proved especially successful in the telecommunications services and utilities sectors.

Finding Opportunities Among Individual Markets

Some of the macroeconomic issues weighing on the emerging markets have dissipated, potentially setting the stage for sustained rallies in attractively valued markets. Conversely, we expect more fully valued markets to come under pressure as investors anticipate less accommodative monetary policies in a recovering global economy.

As of the reporting period’s end, we have identified a number of value-oriented opportunities in Brazil, India, Russia, and China.We have found fewer stocks meeting our investment criteria inThailand, Indonesia, Malaysia, and Mexico, where stocks are more richly valued.

June 17, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market
liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through
July 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Emerging Markets Fund on 5/31/03 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes net dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/13

	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3.30%		–3.32%	11.37%
without sales charge	9.59%		–2.16%	12.03%
Class C shares
with applicable redemption charge †	7.67%		–2.92%	11.17%
without redemption	8.67%		–2.92%	11.17%
Class I shares	9.89%		–1.97%	12.31%
Morgan Stanley Capital International
Emerging Markets Index	14.10%		–1.21%	15.05%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2012 to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.49	$12.10	$7.39
Ending value (after expenses)	$1,002.20	$997.10	$1,002.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.55	$12.19	$7.44
Ending value (after expenses)	$1,016.45	$1,012.81	$1,017.55

† Expenses are equal to the fund’s annualized expense ratio of 1.70% for Class A, 2.43% for Class C and 1.48%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2013

Common Stocks—96.1%	Shares	Value ($)
Brazil—17.3%
Banco Santander Brasil, ADS	3,188,640	22,735,003
BB Seguridade Participacoes	663,500	5,607,129
Brasil Insurance Participacoes e Administracao	663,800	6,651,017
Cia Energetica de Minas Gerais, ADR	485,320	5,057,034
Diagnosticos da America	845,600	4,457,383
EDP—Energias do Brasil	1,281,100	7,452,846
Gerdau, ADR	833,900	5,095,129
Itau Unibanco Holding, ADR	1,130,575	17,003,848
JBS	2,280,100	7,271,026
Magnesita Refratarios	1,280,300	4,268,065
Petroleo Brasileiro, ADR	2,325,320	41,320,936
Porto Seguro	305,920	3,799,361
Sul America	601,562	3,890,015
Telefonica Brasil, ADR	234,190	5,786,835
Vale, ADR	584,620	8,418,528
		148,814,155
China—14.4%
Anhui Conch Cement, Cl. H	2,094,500	6,810,359
Asia Cement China Holdings	2,616,000	1,374,712
Beijing Capital International Airport, Cl. H	7,360,000	5,005,442
BYD Electronic International	1,038,000	650,275
China Coal Energy, Cl. H	10,570,000	6,836,602
China Communications Services, Cl. H	5,082,000	3,331,587
China Construction Bank, Cl. H	17,504,809	14,149,167
China Life Insurance, Cl. H	1,910,000	4,894,637
China Railway Group, Cl. H	6,368,000	3,272,174
CNOOC	3,323,000	5,842,963
Dongfang Electric, Cl. H	1,066,600	1,646,998
Dongfeng Motor Group, Cl. H	3,052,000	4,737,352
Guangzhou Automobile Group, Cl. H	10,253,603	10,940,667
Huaneng Power International, ADR	16,335	659,771
Industrial & Commercial Bank of China, Cl. H	21,659,590	15,150,652
Lianhua Supermarket Holdings, Cl. H	9,238,000	5,577,739
Parkson Retail Group	10,147,000	4,603,828
PetroChina, ADR	7,940	918,499

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
China (continued)
PetroChina, Cl. H	2,206,000		2,560,666
PICC Property & Casualty, Cl. H	6,988,000		8,146,722
Sinotrans, Cl. H	24,582,500		4,955,806
Weiqiao Textile, Cl. H	5,996,600		3,881,052
Zhejiang Expressway, Cl. H	9,064,000		8,001,604
			123,949,274
Czech Republic—.5%
Komercni Banka	22,240		4,201,127
Hong Kong—6.5%
China Mobile	1,192,500		12,465,324
China Mobile, ADR	67,910		3,517,738
China Power International Development	10,450,872		4,020,034
COSCO Pacific	5,874,819		8,605,763
Global Bio-Chem Technology Group	35,430,980	[a]	3,273,276
iShares FTSE A50 China Index ETF	6,504,900		8,759,663
NWS Holdings	3,869,768		6,715,572
Shanghai Industrial Holdings	2,675,000		8,169,036
			55,526,406
Hungary—.8%
Richter Gedeon	44,360		6,891,853
India—11.7%
Bharat Heavy Electricals	2,755,160		9,755,612
Hindustan Petroleum	1,081,072		5,401,399
ICICI Bank	19,960		403,174
ICICI Bank, ADR	69,084		3,106,707
India Cements	5,977,369		7,023,263
Jubilant Life Sciences	1,183,781		3,247,675
Maruti Suzuki India	30,550		842,927
NMDC	4,301,531		8,955,321
Oriental Bank of Commerce	1,566,445		6,756,604
Power Grid Corporation of India	1,268,402		2,532,835
Punjab National Bank	388,493		5,213,186
Reliance Industries	1,483,900		21,181,402
Rolta India	3,193,707		3,352,718
State Bank of India	301,480		10,893,803

Common Stocks (continued)	Shares		Value ($)
India (continued)
Steel Authority of India	6,264,600		6,207,486
Sterlite Industries India	3,333,400		5,497,502
			100,371,614
Indonesia—.6%
Aneka Tambang Persero	10,948,500		1,426,361
Bank Negara Indonesia Persero	4,016,000		1,983,406
Medco Energi Internasional	10,660,500		2,167,422
			5,577,189
Malaysia—1.1%
CIMB Group Holdings	1,690,600		4,545,403
Genting	1,394,900		4,488,342
Genting Malaysia	67,300		83,499
			9,117,244
Mexico—1.1%
America Movil, ADR, Ser. L	233,110		4,641,220
Consorcio ARA	4,931,800	[a]	1,659,597
Desarrolladora Homex, ADR	706,558	[a]	3,320,823
			9,621,640
Poland—.9%
Asseco Poland	290,734		3,714,340
Bank Pekao	72,672		3,662,157
			7,376,497
Russia—6.1%
Gazprom, ADR	2,605,130		19,694,783
JKX Oil & Gas	1,754,871	[a]	1,621,755
Lukoil, ADR	65,405		3,865,435
Pharmstandard, GDR	335,774	[a]	7,545,452
Rosneft Oil, GDR	1,227,830		8,033,715
Sberbank of Russia, ADR	492,320		5,934,202
VimpelCom, ADR	529,190		5,265,440
			51,960,782
South Africa—4.2%
ABSA Group	359,206		5,298,527
Adcock Ingram Holdings	269,470		1,831,401
Anglo American Platinum	45,460	[a]	1,470,029

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
South Africa (continued)
AngloGold Ashanti	62,480		1,130,890
JD Group	1,418,063		4,076,309
Murray & Roberts Holdings	2,917,152	[a]	6,624,311
Standard Bank Group	1,097,468		12,140,923
Telkom	2,654,932	[a]	3,917,945
			36,490,335
South Korea—19.2%
Hite Jinro	208,355		5,855,603
Hyundai Development	243,350		5,769,788
Hyundai Motor	42,996		8,021,699
KB Financial Group	557,200		18,067,086
KB Financial Group, ADR	20,398		665,995
Korea Electric Power	689,825	[a]	16,342,393
Korea Electric Power, ADR	60,280		710,098
KT	12,200		417,256
KT, ADR	284,650		4,799,199
LG Electronics	138,115		9,836,961
Mando	55,289		4,765,288
Mirae Asset Securities	121,950		5,070,036
NongShim	9,175		2,365,489
POSCO	29,854		8,479,001
POSCO, ADR	12,900		911,385
Samsung Electronics	21,497		28,990,301
Samsung Fire & Marine Insurance	67,065		13,501,072
Shinhan Financial Group	276,770		9,871,115
Shinsegae	49,603		9,502,018
SK Telecom	29,848		5,514,739
SK Telecom, ADR	126,790		2,573,837
Tongyang Life Insurance	294,155		2,794,247
			164,824,606
Taiwan—9.7%
Chinatrust Financial Holding	16,010,978		10,194,267
First Financial Holding	12,880,000		7,760,183
Hon Hai Precision Industry	6,142,018		15,625,118
Nan Ya Printed Circuit Board	6,117,220		8,576,526

Common Stocks (continued)	Shares		Value ($)
Taiwan (continued)
Powertech Technology	3,494,000		6,272,637
Siliconware Precision Industries	4,898,000		5,717,692
Siliconware Precision Industries, ADR	495,310		2,848,032
Simplo Technology	898,000		4,071,900
Taiwan Semiconductor
Manufacturing	1,565,638		5,694,952
Transcend Information	1,308,940		4,286,761
United Microelectronics	21,872,845		9,570,955
Young Fast Optoelectronics	1,659,504		3,114,859
			83,733,882
Tanzania—.2%
African Barrick Gold	754,381		1,555,017
Thailand—.6%
Bangkok Bank	797,960		5,400,409
Turkey—.7%
Asya Katilim Bankasi	2,521,620	[a]	2,588,155
Turkiye Garanti Bankasi	480,880		2,468,091
Turkiye Sise ve Cam Fabrikalari	459,440		778,418
			5,834,664
United Arab Emirates—.5%
Emaar Properties	2,856,140		4,631,954
Total Common Stocks
(cost $902,740,756)			825,878,648

Preferred Stocks—.6%
Brazil
Gerdau	304,100		1,850,043
Itau Unibanco Holding	216,480		3,254,578
Total Preferred Stocks
(cost $6,044,245)			5,104,621
	Number of
Rights—.0%	Rights		Value ($)
China
PICC Property & Casualty
(cost $403,970)	768,680	[a]	363,393

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,600,000)	13,600,000 [b]	13,600,000

Total Investments (cost $922,788,971)	98.3%	844,946,662
Cash and Receivables (Net)	1.7%	14,950,524
Net Assets	100.0%	859,897,186

ADR—American Depository Receipts
ADS—American Depository Shares
ETF—Exchange Traded Fund
GDR—Global Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	29.3	Utilities	4.3
Energy	13.9	Consumer Staples	2.8
Information Technology	13.1	Health Care	2.8
Materials	8.2	Money Market Investment	1.6
Industrial	8.1	Exchange-Traded Funds	1.0
Consumer Discretionary	7.1
Telecommunication Services	6.1		98.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		909,188,971	831,346,662
Affiliated issuers		13,600,000	13,600,000
Cash			691,988
Cash denominated in foreign currencies		7,469,361	7,434,399
Receivable for investment securities sold			8,174,321
Dividends receivable			5,543,256
Receivable for shares of Common Stock subscribed			1,242,668
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			1,211
Prepaid expenses			116,472
			868,150,977
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,215,041
Payable for investment securities purchased			5,427,397
Payable for shares of Common Stock redeemed			1,233,368
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2,407
Accrued expenses			375,578
			8,253,791
Net Assets ($)			859,897,186
Composition of Net Assets ($):
Paid-in capital			1,073,882,734
Accumulated undistributed investment income—net			2,230,241
Accumulated net realized gain (loss) on investments			(138,213,112)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(78,002,677)[a]
Net Assets ($)			859,897,186

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	222,807,795	20,160,729	616,928,662
Shares Outstanding	23,097,503	2,137,362	63,608,988
Net Asset Value Per Share ($)	9.65	9.43	9.70

a Net of $26,002 deferred foreign capital gains tax.
See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended May 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $3,171,236 foreign taxes withheld at source):
Unaffiliated issuers	24,249,655
Affiliated issuers	13,031
Total Income	24,262,686
Expenses:
Management fee—Note 3(a)	12,143,985
Shareholder servicing costs—Note 3(c)	2,295,937
Custodian fees—Note 3(c)	964,391
Prospectus and shareholders’ reports	274,834
Distribution fees—Note 3(b)	181,650
Professional fees	145,146
Registration fees	90,227
Directors’ fees and expenses—Note 3(d)	89,646
Loan commitment fees—Note 2	9,263
Interest expense—Note 2	8,261
Miscellaneous	62,277
Total Expenses	16,265,617
Less—reduction in expenses due to undertaking—Note 3(a)	(692,671)
Less—reduction in fees due to earnings credits—Note 3(c)	(735)
Net Expenses	15,572,211
Investment Income—Net	8,690,475
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(84,853,376)
Net realized gain (loss) on forward foreign currency exchange contracts	(256,743)
Net Realized Gain (Loss)	(85,110,119)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	167,216,012
Net unrealized appreciation (depreciation) on
forward foreign currency exhange contracts	(1,661)
Net Unrealized Appreciation (Depreciation)	167,214,351
Net Realized and Unrealized Gain (Loss) on Investments	82,104,232
Net Increase in Net Assets Resulting from Operations	90,794,707

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2013	2012 [a]
Operations ($):
Investment income—net	8,690,475	11,888,887
Net realized gain (loss) on investments	(85,110,119)	4,077,373
Net unrealized appreciation
(depreciation) on investments	167,214,351	(349,410,313)
Net Increase (Decrease) in Net Assets
Resulting from Operations	90,794,707	(333,444,053)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,411,350)	(4,545,733)
Class C Shares	(7,308)	(66,276)
Class I Shares	(7,587,534)	(8,893,571)
Net realized gain on investments:
Class A Shares	—	(41,223,638)
Class B Shares	—	(23,790)
Class C Shares	—	(2,955,086)
Class I Shares	—	(63,404,467)
Total Dividends	(10,006,192)	(121,112,561)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	33,800,787	77,440,111
Class B Shares	—	76,468
Class C Shares	2,759,240	6,941,175
Class I Shares	272,702,538	307,670,516
Dividends reinvested:
Class A Shares	2,250,707	43,660,308
Class B Shares	—	23,326
Class C Shares	5,993	2,419,842
Class I Shares	6,737,594	61,781,381
Cost of shares redeemed:
Class A Shares	(175,295,852)	(198,612,138)
Class B Shares	—	(441,547)
Class C Shares	(10,142,934)	(9,987,215)
Class I Shares	(344,694,506)	(229,354,473)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(211,876,433)	61,617,754
Total Increase (Decrease) in Net Assets	(131,087,918)	(392,938,860)
Net Assets ($):
Beginning of Period	990,985,104	1,383,923,964
End of Period	859,897,186	990,985,104
Undistributed investment income—net	2,230,241	3,766,983

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2013	2012 [a]
Capital Share Transactions:
Class Ab,c
Shares sold	3,433,934	7,003,406
Shares issued for dividends reinvested	220,226	4,883,709
Shares redeemed	(17,894,278)	(18,477,457)
Net Increase (Decrease) in Shares Outstanding	(14,240,118)	(6,590,342)
Class Bc
Shares sold	—	6,864
Shares issued for dividends reinvested	—	2,722
Shares redeemed	—	(41,758)
Net Increase (Decrease) in Shares Outstanding	—	(32,172)
Class Cb
Shares sold	286,078	666,070
Shares issued for dividends reinvested	598	275,923
Shares redeemed	(1,062,238)	(974,651)
Net Increase (Decrease) in Shares Outstanding	(775,562)	(32,658)
Class I
Shares sold	27,261,377	29,374,059
Shares issued for dividends reinvested	656,686	6,872,235
Shares redeemed	(35,279,849)	(21,654,632)
Net Increase (Decrease) in Shares Outstanding	(7,361,786)	14,591,662

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended May 31, 2013, 24,476 Class C shares representing $241,093 were exchanged for
23,942 Class A shares.
c During the period ended May 31, 2012, 13,684 Class B shares representing $147,110 were automatically converted to 13,073 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.88	13.36	10.89	9.16	19.45
Investment Operations:
Investment income—net[a]	.07	.10	.08	.09	.13
Net realized and unrealized
gain (loss) on investments	.79	(3.39)	2.44	1.76	(6.63)
Total from Investment Operations	.86	(3.29)	2.52	1.85	(6.50)
Distributions:
Dividends from investment income—net	(.09)	(.12)	(.05)	(.12)	(.34)
Dividends from net realized
gain on investments	—	(1.07)	—	—	(3.45)
Total Distributions	(.09)	(1.19)	(.05)	(.12)	(3.79)
Net asset value, end of period	9.65	8.88	13.36	10.89	9.16
Total Return (%)[b]	9.59	(24.70)	24.54	20.14	(26.58)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.78	1.78	1.77	2.01
Ratio of net expenses
to average net assets	1.75	1.78	1.78	1.76	2.00
Ratio of net investment income
to average net assets	.75	.92	.63	.79	1.28
Portfolio Turnover Rate	42.43	45.73	68.19	70.17	58.57
Net Assets, end of period ($ x 1,000)	222,808	331,575	586,912	508,118	492,958

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.68	13.07	10.70	9.06	18.80
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.01	(.02)	.01	.06
Net realized and unrealized
gain (loss) on investments	.75	(3.31)	2.39	1.74	(6.35)
Total from Investment Operations	.75	(3.30)	2.37	1.75	(6.29)
Distributions:
Dividends from investment income—net	(.00)[b]	(.02)	—	(.11)	(.00)[b]
Dividends from net realized
gain on investments	—	(1.07)	—	—	(3.45)
Total Distributions	(.00)[b]	(1.09)	—	(.11)	(3.45)
Net asset value, end of period	9.43	8.68	13.07	10.70	9.06
Total Return (%)[c]	8.67	(25.30)	23.54	19.25	(27.07)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	2.57	2.56	2.56	2.73
Ratio of net expenses
to average net assets	2.55	2.57	2.56	2.56	2.72
Ratio of net investment income
(loss) to average net assets	(.04)	.14	(.12)	.09	.59
Portfolio Turnover Rate	42.43	45.73	68.19	70.17	58.57
Net Assets, end of period ($ x 1,000)	20,161	25,292	38,507	20,054	4,063

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.93	13.45	10.97	9.23	19.49
Investment Operations:
Investment income—net[a]	.10	.12	.11	.13	.18
Net realized and unrealized
gain (loss) on investments	.79	(3.42)	2.46	1.75	(6.67)
Total from Investment Operations	.89	(3.30)	2.57	1.88	(6.49)
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.09)	(.14)	(.32)
Dividends from net realized
gain on investments	—	(1.07)	—	—	(3.45)
Total Distributions	(.12)	(1.22)	(.09)	(.14)	(3.77)
Net asset value, end of period	9.70	8.93	13.45	10.97	9.23
Total Return (%)	9.89	(24.59)	24.90	20.30	(26.40)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	1.56	1.57	1.61	1.80
Ratio of net expenses
to average net assets	1.50	1.56	1.57	1.61	1.79
Ratio of net investment income
to average net assets	.99	1.15	.83	1.12	1.58
Portfolio Turnover Rate	42.43	45.73	68.19	70.17	58.57
Net Assets, end of period ($ x 1,000)	616,929	634,118	758,093	318,028	140,884
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

On June 18, 2013, the Company’s Board of Directors (the “Board”) authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, Class Y shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees. The Board approved an increase in authorized shares of the fund from 400 million to 500 million and authorized 100 million Class Y shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2013 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	162,916,275	654,202,710	††	—	817,118,985
Exchange-Traded
Funds	8,759,663	—		—	8,759,663
Mutual Funds	13,600,000	—		—	13,600,000
Preferred Stocks†	—	5,104,621	††	—	5,104,621
Rights†	—	363,393	††	—	363,393
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	1,211		—	1,211
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(2,407)		—	(2,407)

†     See Statement of Investments for additional detailed categorizations.

††   Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

At May 31, 2012, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2012	($)	Purchases ($)	Sales ($) 5/31/2013 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	19,850,000		323,050,000	329,300,000 13,600,000	1.6

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,579,753, accumulated capital losses $114,461,630 and unrealized depreciation $102,103,671.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2013. The fund has $114,461,630 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2013 and May 31, 2012 were as follows: ordinary income $10,006,192 and $24,324,210, and long-term capital gains $0 and $96,788,351, respectively.

During the period ended May 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and foreign capital gains taxes, the fund decreased accumulated undistributed investment income-net by $221,025 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”),

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

“Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”),“Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2013 was approximately $722,200 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed from September 13, 2012 through June 30, 2013, to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets.Thereafter, the Manager has agreed, from July 1, 2013 through July 1, 2014, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $692,671 during the period ended May 31, 2013.

During the period ended May 31, 2013, the Distributor retained $11,023 from commissions earned on sales of the fund’s Class A shares and $2,208 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2013, Class C shares were charged $181,650, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2013, Class A and Class C shares were charged $728,094 and $60,550, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2013, the fund was charged $97,443 for transfer agency services and $4,973 for cash management services. Cash management fees were partially offset by earnings credits of $707. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2013, the fund was charged $964,391 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2013, the fund was charged $2,976 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $28.

During the period ended May 31, 2013, the fund was charged $8,527 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $956,230, Distribution Plan fees $13,741, Shareholder Services Plan fees $54,615, custodian fees $231,536, Chief Compliance Officer fees $3,830 and transfer agency fees $31,716, which are offset against an expense reimbursement currently in effect in the amount of $76,627.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2013, redemption fees charged and retained by the fund amounted to $80,812.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2013, amounted to $398,653,195 and $614,546,370, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended May 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
South African Rand,
Expiring:
6/3/2013[a]	3,262,492	325,452	324,241	1,211
6/4/2013[b]	3,178,608	313,497	315,904	(2,407)
Gross Unrealized
Appreciation				1,211
Gross Unrealized
Depreciation				(2,407)

Counterparties:
a UBS
b Goldman Sachs

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2013:

Average Market Value ($)
Forward contracts	1,032,802

At May 31, 2013, the cost of investments for federal income tax purposes was $946,889,965; accordingly, accumulated net unrealized depreciation on investments was $101,943,303, consisting of $77,934,700 gross unrealized appreciation and $179,878,003 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York July 26, 2013

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2013:

—the total amount of taxes paid to foreign countries was $3,365,634.

—the total amount of income sourced from foreign countries was $27,360,135.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,693,636 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance generally was at or below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed the expansion of the research platform at The Boston Company Asset Management LLC, the Dreyfus-affiliated primary employer of the fund’s primary portfolio managers (“TBCAM”), in January 2013 to cover international securities and how the research may be used for the fund.The Board stated its expectations for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of a portion of the fund’s management fee in the amount of .10 of 1% of the value of the fund’s average daily total net assets until September 30, 2013.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or TBCAM for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver arrangement. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 41

The Fund 43

OFFICERS OF THE FUND (Unaudited)

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,624 in 2012 and $42,576 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2012 and $6,000 in 2013.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,713 in 2012 and $5,430 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $713 in 2012 and $-0- in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $35,054,975 in 2012 and $49,714,645 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)